SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 15, 2001



                               DIGEX, INCORPORATED
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             (Exact name of registrant as specified in its charter)



        Delaware                   000-26873               59-3582217
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(State or other jurisdiction      Commission             (IRS Employer
of incorporation)                 File Number)           Identification No.)



                      One Digex Plaza, Beltsville, MD 20705
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:(240) 264-2000
                                                   --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)





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Item 5. Other Events.


     On October 19, 2000, an action purporting to raise class action and derivative claims, In Re: Digex, Inc. Shareholders Litigation, Consolidated Civil Action No. 18336 NC (the "Action"), was filed in the Court of Chancery of the State of Delaware in and for New Castle County against Intermedia Communications Inc., Digex, Incorporated ("Digex"), certain interested directors of Digex, and WorldCom, Inc. ("WorldCom"). On February 15, 2001, a memorandum of understanding was executed on behalf of all interested parties, setting forth an agreement in principle providing for the settlement of the Action in its entirety (attached hereto as Exhibit 99.1). The registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.2 into this Item 5.

Item 7. Financial Statements and Exhibits.


     (c) The following Exhibits are filed as part of this report:


         EXHIBIT NO.          DESCRIPTION

          99.1 Memorandum of Understanding.


          99.2 Press release.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DIGEX, INCORPORATED
                                     (Registrant)




Dated:  February 15, 2001            By:  /s/ Timothy Adams
                                          --------------------------------------
                                          Name:  Timothy M. Adams
                                          Title:  Chief Financial Officer







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                                  EXHIBIT INDEX

     EXHIBIT NO.                 DESCRIPTION

        99.1                 Memorandum of Understanding.

        99.2                 Press release.